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                                                                  EXHIBIT 10.3.1

                  AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT
                  -------------------------------------------

     This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT is made as of the 22nd day of September, 1998 by and between GALLATIN RIVER COMMUNICATIONS, L.L.C., a Delaware limited liability company ("Buyer"), MADISON RIVER TELEPHONE COMPANY, L.L.C., a Delaware limited liability company ("Buyer Parent"), CENTRAL TELEPHONE COMPANY OF ILLINOIS, an Illinois corporation ("Seller"), and CENTEL CORPORATION, a Kansas corporation ("Seller Parent").

     WHEREAS, Buyer, Buyer Parent, Seller, and Seller Parent have entered into a certain Asset Purchase Agreement, dated as of April 21, 1998, the ("Asset Purchase Agreement"), pursuant to which Buyer has agreed to purchase, and Seller has agreed to sell, the Purchased Assets;

     WHEREAS, Buyer and Seller desire to make certain amendments to the Asset Purchase Agreement.

     NOW THEREFORE, in consideration of mutual warranties, representations, covenants, and agreements contained in the Asset Purchase Agreement and herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Purchaser and Seller hereby agree as follows:

Section 1.     Amendments to Asset Purchase Agreement.
               --------------------------------------

        1.1    Certain Computer Equipment.
               --------------------------

        (a) The following provision is hereby added as Section 6.9 of the Asset Purchase Agreement:

               "6.9 Certain Computer Equipment.
                ------------------------------

               (a) Seller agrees to permit Buyer to: (i) take possession of certain computer equipment identified on Schedule 6.9(a) prior to the Closing, (ii) move such equipment out of the Territory, and (iii) place such equipment into service as part of Buyer's computer network; provided, however, that:
                                                      --------  -------
                    (1) Such equipment shall remain the property of the Seller until such time as the Closing occurs.

                    (2) Buyer shall pay all costs and expenses associated with taking possession and moving such equipment, including shipping, handling and installation.

                    (3) Buyer shall clearly mark or tag each piece of such
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                         equipment with the following notice:

                         "Property of Central Telephone Company of Illinois. Do not move, discard, sell, lease, or make any alterations or modifications to this equipment."

                    (4) Buyer shall keep and maintain such equipment in as good a condition and working order as such equipment is in at the time Buyer takes possession and shall promptly notify Seller of any damage or loss with respect to such equipment, and, after consultation with Seller, shall repair or replace any such damaged or lost equipment.

                    (5) Buyer shall notify Seller in writing of the exact location where such equipment is installed or used on Buyer's premises.

             (b) Seller agrees to permit Buyer to: (i) take possession of certain computer equipment. identified on Schedule 6.9(b) prior to the Closing, (ii) move such equipment to other locations within the Territory, and (iii) place such equipment into service as part of Buyer's computer network; provided, however, that:

                    (1) Such equipment shall remain the property of the Seller until such time as the Closing occurs.

                    (2) Buyer shall pay all costs and expenses associated with taking possession and moving such equipment, including shipping, handling and installation.

                    (3) Buyer shall clearly mark or tag each piece of such equipment with the following notice:

                         "Property of Central Telephone Company of Illinois. Do not move, discard, sell, lease, or make any alterations or modifications to this equipment."

                    (4) Buyer shall keep and maintain such equipment in as good a condition and working order as such equipment is in at the time Buyer takes possession and shall promptly notify Seller of any damage or loss with respect to such equipment, and, after consultation with Seller, shall repair or replace any such damaged or lost equipment.

                    (5) Buyer shall notify Seller in writing of the exact location where such equipment is installed.
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     (c)  In the event this Agreement is terminated, Buyer shall, at Seller's sole option with respect to each separately identified piece of equipment on Schedule 6.9(a), either (i) return such equipment, at Buyer's sole expense, to the Seller by such shipping arrangements and to the location which Seller reasonably requests, or (ii) pay to Buyer the amount of cash indicated next to the applicable piece of equipment on Schedule 6.9.

     (d) In the event this Agreement is terminated, Buyer shall return each piece of equipment identified on Schedule 6.9(b) that is moved by Buyer pursuant to Section 6.9(b), at Buyer's sole expense, to the Seller by shipping arrangements and to the location within the Territory which Seller requests."

     1.2  Accounts Receivable.
          -------------------

     (a) The definition of "Accounts Receivable" in Section 13.1 is hereby deleted in its entirety and the following substituted in lieu thereof.

     "'Accounts Receivable' means all accounts receivable from active end user customers billed through Seller's customer record and billing system (CRB), which are receivable as a result of goods sold or services provided, or billed for, by Seller in connection with the Business other than Excluded Accounts Receivable; provided that, for purposes of determining the value to be used in the Adjustment Statement and the Pro Forma Adjustment Statement for such Accounts Receivable, the value shall be net of an allowance for doubtful accounts (which allowance is calculated with respect to the accounts included in Accounts Receivable consistent with past practice and in accordance with GAAP (which practice is generally described on Schedule 13.1(a)). The foregoing definition of Accounts Receivable is the basis for the calculation of "Accounts Receivable" in the Pro Forma Adjustment Statement and shall be the basis for the calculation of "Accounts Receivable" in the Adjustment Statement."

     (b) The definition of "Excluded Accounts Receivable" in Section 13.1 is hereby deleted in its entirety and the following substituted in lieu thereof.

     "'Excluded Accounts Receivable' means all accounts receivable, trade receivables, notes receivables and other receivables, other than accounts receivable from active end user customers billed through Seller's customer record and billing system (CRB), including receivables (i) set forth on
     Schedule 13.1(c), (ii) owed by customers of Seller for the receipt of local wireline telecommunication services from Seller who on or prior to the Closing Date have had their services discontinued or disconnected by Seller, (iii) resulting from Excluded Contracts or Multi-Location Equipment Contracts, (iv) owed with respect to pay station dial-around calls, (v) owed by an Affiliate of Seller, or (vi) owed by interexchange carriers or connecting companies."
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     (c)    The following provision is hereby added as Section 1.6(g) of the
Asset Purchase Agreement:

     "(g) trade payables payable in connection, with the Business to interexchange carriers and connecting companies."

Section 2.  Miscellaneous.
            --------------

     2.1    Definitions. Capitalized terms used in this Agreement and not
            -----------
otherwise defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

     2.2    Full Force and Effect. All provisions of the Asset Purchase
            ---------------------
Agreement not specifically affected by this Amendment shall remain in full force and effect without alteration or modification.

     2.3    Counterparts. This Amendment may be executed in counterparts, each
            ------------
of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  IN WITNESS WHEREOF, the parties have signed this Amendment as of the date first written above.

                              CENTEL CORPORATION

                               By: /s/ DON A. JENSEN
                                   ------------------------------------
                                   Don A. Jensen, Vice President and
                                   Secretary


                              CENTRAL TELEPHONE COMPANY OF ILLINOIS


                               By: /s/ RICHARD D. MCRAE
                                   ------------------------------------
                                   Richard D. McRae, Vice President -
                                   Financial Support


                              MADISON RIVER TELEPHONE COMPANY, LLC

                               By: /s/ J. STEPHEN VANDERWOUDE
                                   -------------------------------------------
                                   Name: J. Stephen Vanderwoude
                                   Title: Chairman & Chief Executive Officer

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                              GALLATIN RIVER COMMUNICATIONS L.L.C.


                               By: /s/ J. STEPHEN VANDERWOUDE
                               -----------------------------------------
                                   Name:  J. Stephen Vanderwoude
                                   Title: Chairman & Chief Executive Officer